UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

Palmetto Bancshares, Inc. (Exact name of registrant as specified in charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

301 Hillcrest Drive, Laurens, South Carolina		29360
Address of principal executive offices		Zip Code

(864) 984-4551
Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

EXPLANATORY NOTE

On January 15, 2008, Palmetto Bancshares, Inc. filed a Form 8-K to announce the issuance of a press release that disclosed the results of operations and financial condition of the Company for the three and twelve month periods ended December 31, 2007. Ralph M. Burns, III is Executive Vice President of the Registrant’s subsidiary but serves as Treasurer of the Registrant.  We are filing this Form 8-K/A in order to correct a scrivener's error relating to Mr. Burns' title under his signature below.

No other changes have been made to the original Form 8-K or to the press release attached as Exhibit 99.1, as previously filed.

Item 2.02.  Results of Operations and Financial Condition.

On January 11, 2008, Palmetto Bancshares, Inc. issued a press release that disclosed the results of operations and financial condition of the Company for the three and twelve month periods ended December 31, 2007.

For more information regarding this matter, see the press release attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits

99.1            Press Release issued January 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

 //s/ Ralph M. Burns, III

 Ralph M. Burns, III

 Treasurer

Dated: January 17, 2008